GUARANTEE AGREEMENT

      GUARANTEE AGREEMENT, dated as of April 1, 2005 (as the same may be amended, supplemented or otherwise modified from time to time, this "Agreement") made by and among each of the Subsidiaries of FIND/SVP, INC., a New York corporation (the "Borrower") listed on Schedule I hereto and such other
Subsidiaries which from time to time may become parties hereto (each such subsidiary, individually, a "Guarantor" and, collectively, the "Guarantors") in favor of FLEET NATIONAL BANK, a Bank of America company (together with its affiliates, successors and assigns, the "Bank").

      Reference is made to the Credit Agreement, dated as of March 31, 2005, among the Borrower and the Bank (as amended, supplemented, restated or otherwise modified from time to time, the "Loan Agreement"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

      WHEREAS, the Bank has agreed to make Loans to the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Loan Agreement;

      WHEREAS, each Guarantor is a director or indirect Subsidiary of the Borrower;

      WHEREAS, each Guarantor will receive substantial direct and indirect benefits from the making of the Loans to the Borrower under the Loan Agreement; and

      WHEREAS, a condition precedent to the obligation of the Bank to make the Loans to the Borrower under the Loan Agreement is that the Guarantors shall have executed and delivered this Guarantee Agreement for the benefit of the Bank.

      NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      Section 1. Guarantee; Fraudulent Transfer, etc.; Contribution

            (a) Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, payment and performance of the Obligations. Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

            (b) Anything in this Guarantee Agreement to the contrary notwithstanding, (i) the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the "fraudulent transfer laws"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the fraudulent transfer laws (specifically excluding, however, any liabilities of such Guarantor (A) in respect of debt owed or owing to the Borrower or Affiliates of the Borrower to the extent that such debt would be discharged in an amount equal to the amount paid by such Guarantor hereunder and (B) under any guarantee of senior unsecured debt or Indebtedness subordinated in right of payment to the Obligations, which guarantee contains a limitation as to maximum amount similar to that set forth in this clause (i), pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the fraudulent transfer laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Guarantor pursuant to (1) applicable law or
(2) any agreement providing for an equitable allocation among such Guarantor and other Affiliates of the Borrower of obligations arising under guarantees by such parties (including the agreements in paragraph (c) of this Section) and (ii) until all the Obligations have been paid in full, each of the Guarantors expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim that it may now or hereafter have against the Borrower, any other Loan Party, any other guarantor or any other Person directly or contingently liable for the Obligations, or against or with respect to the property of the Borrower, such other Loan Party, such other guarantor or such other Person, arising from the existence or performance hereof, and, in furtherance, and not in limitation, of the preceding waiver, each of the Guarantors agrees that, in the event that any money or property shall be transferred to the Bank by any Guarantor pursuant to this Guarantee Agreement in reduction of the Obligations, such transfer shall be deemed to be a contribution to the capital of the applicable Loan Party (in the case of the transfer of property, in an amount equal to the fair market value of the property so transferred) as of the date of such transfer, and any such transfer shall not cause the Borrower to be a creditor of such Loan Party.

            (c) In  addition  to all rights of  indemnity  and  subrogation  the
Guarantors may have under applicable law (but subject to this paragraph), the Borrower agrees that (i) in the event a payment shall be made by any Guarantor hereunder, the Borrower shall indemnify such Guarantor for the full amount of such payment, and such Guarantor shall be subrogated to the rights of the person to whom such payments shall have been made to the extent of such payment, and
(ii) in the event that any assets of any Guarantor shall be sold pursuant to any Loan Document to satisfy any claim of the Bank, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold. Each Guarantor (a "contributing subsidiary guarantor") agrees (subject to this paragraph) that, in the event a payment shall be made by any other Guarantor hereunder or assets of any other Guarantor shall be sold pursuant to any Loan Document to satisfy a claim of the Bank and such other Guarantor (the "claiming subsidiary guarantor") shall not have been fully indemnified by the Borrower as provided in this paragraph, the contributing subsidiary guarantor shall indemnify the claiming subsidiary guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as applicable, in each case multiplied by a fraction of which the numerator shall be the net worth of the contributing subsidiary guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 21, the date of the Supplement hereto executed and delivered by such Guarantor). Any contributing subsidiary guarantor making any payment to a claiming subsidiary guarantor pursuant to this paragraph shall be subrogated to the rights of such claiming subsidiary guarantor under this paragraph to the extent of such payment. Notwithstanding any provision of this paragraph to the contrary, all rights of the Guarantors under this paragraph and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required by this paragraph (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations under this paragraph, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor under this paragraph.


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

      Section 2. Obligations Not Waived

            To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from, and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Bank to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other Guarantor under the provisions of the Loan Agreement or any other Loan Document, or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from, any of the terms or provisions of this Guarantee Agreement, any other Loan Document, any guarantee or any other agreement, including with respect to any other Guarantor under this Guarantee Agreement or (c) the failure to perfect or any impairment of any security interest in, or the release of, any of the security held by or on behalf of the Bank.

      Section 3. Security

            Each Guarantor authorizes the Bank to (a) take and hold security for the payment of the obligations under this Guarantee Agreement and the Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as the Bank in its sole discretion may determine and (c) release or substitute any one or more endorsees, other Guarantors or other obligors.

      Section 4. Guarantee of Payment

            Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Bank to the Borrower or any other Loan Party, to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Bank in favor of the Borrower or any other Person.

      Section 5. No Discharge or Diminishment of Guarantee

            The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Bank to assert any claim or demand or to enforce any remedy under the Loan Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

      Section 6. Defenses of Borrower Waived

            To the fullest extent permitted by applicable law, each of the Guarantors waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the final and indefeasible payment in full in cash of the Obligations. The Bank may, at its election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any Guarantor or exercise any other right or remedy available to them against the Borrower or any Guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guarantor, as applicable, or any security.

      Section 7. Agreement to Pay; Subordination

            In furtherance of the foregoing and not in limitation of any other right that the Bank has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Bank as designated thereby in cash the amount of such unpaid Obligations. Upon payment by any Guarantor of any sums to the Bank as provided above, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any debt of the Borrower or any other Loan Party now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior indefeasible payment in full in cash of all of the Obligations. If any amount shall erroneously be paid to any Guarantor on account of (a) such subrogation, contribution, reimbursement, indemnity or similar right or (b) any such debt of the Borrower or such other Loan Party, such amount shall be held in trust for the benefit of the Bank and shall forthwith be paid to the Bank to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

      Section 8. Information

            Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower and each other Loan Party's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that the Bank will not have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

      Section 9. Representations and Warranties

            Each of the Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Loan Agreement are true and correct.

      Section 10. Termination

            The guarantees made hereunder (a) shall terminate when all the Obligations have been indefeasibly paid in full in cash and the Bank has no further commitment to lend or otherwise extend credit under the Loan Agreement and (b) shall continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Bank or any Guarantor upon the bankruptcy or reorganization of any Loan Party or otherwise.

      Section 11. Binding Effect; Several Agreement; Assignments

            Whenever in this Guarantee Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor that are contained in this Guarantee Agreement shall bind and inure to the benefit of each party hereto and its successors and assigns. This Guarantee Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Bank and a counterpart hereof shall have been executed on behalf of the Bank, and thereafter shall be binding upon such Guarantor and the Bank and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Bank, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of the Bank (and any such attempted assignment without such consent shall be void), except as expressly contemplated by this Guarantee Agreement or the other Loan Documents. If any of the equity interests in any Guarantor is sold, transferred or otherwise disposed of pursuant to a transaction permitted by the Loan Documents and, immediately after giving effect thereto, such Guarantor shall no longer be a Subsidiary, then the obligations of such Guarantor under this Guarantee Agreement shall be automatically released. This Guarantee Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

      Section 12. Waivers; Amendment

            (a) No failure or delay of the Bank in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Bank hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Guarantee Agreement or any other Loan Document or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

            (b) Neither this Guarantee Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into by, between or among the Bank and the Guarantor or Guarantors with respect to which such waiver, amendment or modification is to apply.

      Section 13. GOVERNING LAW

            THIS GUARANTEE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      Section 14. Notices

            All communications and notices hereunder shall be in writing and all communications and notices hereunder to each Guarantor shall be given to it at its address set forth in the Schedule hereto.


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

      Section 15. Survival of Agreement; Severability

            (a) All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Guarantee Agreement or any other Loan Document shall be considered to have been relied upon by the Bank and shall survive the execution and delivery of any Loan Document and the making of any Loan, regardless of any investigation made by the Bank or on its behalf and notwithstanding that the Bank may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time of any Loan, and shall continue in full force and effect until this Guarantee Agreement shall terminate.

            (b) In the event any one or more of the provisions contained in this Guarantee Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      Section 16. Counterparts

            This Guarantee Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract (subject to Section 11), and shall become effective as provided in Section 11. Delivery of an executed counterpart of this Guarantee Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Guarantee Agreement.

      Section 17. Rules of Interpretation

            The rules of interpretation specified in Section 1.02 of the Loan Agreement shall be applicable to this Guarantee Agreement.

      Section 18. Jurisdiction; Consent to Service of Process

            (a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Eastern or Southern Districts of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guarantee Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Guarantee Agreement or the other Loan Documents in the courts of any jurisdiction.

            (b) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guarantee Agreement or the other Loan Documents in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (c) Each party to this Guarantee Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Guarantee Agreement will affect the right of the Bank or any other party to this Guarantee Agreement to serve process in any other manner permitted by law.

      Section 19. LIMITATION OF LIABILITY

            EXCEPT AS PROHIBITED BY LAW, EACH GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND TO EXTEND CREDIT TO THE BORROWER.

      Section 20. WAIVER OF JURY TRIAL

            EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTEE AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER
PARTIES HERETO HAVE BEEN INDUCED TO ACCEPT OR ENTER INTO THIS GUARANTEE AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

      Section 21. Additional Guarantors

            Upon execution and delivery after the date hereof by the Bank and a Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guarantee Agreement.

      Section 22. Right of Setoff

            The Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Guarantee Agreement and the other Loan Documents held by the Bank, irrespective of whether or not the Bank shall have made any demand under this Guarantee Agreement or any other Loan Document and although such obligations may be unmatured. The rights of the Bank under this Section are in addition to other rights and remedies (including other rights of setoff) which the Bank may have.

      Section 23. Expenses

            Each Guarantor agrees to pay or reimburse the Bank for all its costs and expenses (including, without limitation, the reasonable fees and expenses of attorneys for the Bank) incurred in connection with the preparation, administration, default, collection, waiver or amendment of this Guarantee Agreement, or in connection with Bank's exercise, preservation or enforcement of any of its rights, remedies or options hereunder, including, without limitation in connection with (i) the enforcement or preservation of any rights under this Guarantee Agreement or any other Loan Document or any other instrument or agreement entered into in connection herewith or therewith including, without limitation, the reasonable fees and disbursements of attorneys for the Bank;
(ii) any claim or action threatened, made or brought against the Bank arising out of or relating to any extent to this Guarantee Agreement, or any other Loan Document or any instrument or agreement entered into in connection with the transactions contemplated hereby or thereby and (iii) the reasonable fees and disbursements of any outside counsel to the Bank and/or the allocated costs of in-house legal counsel incurred from time to time in connection with the transactions contemplated by this Guarantee Agreement. All such fees and expenses shall be Obligations and, commencing ten days after demand therefore, shall, until paid, bear interest at the highest post default rate set forth in the Loan Agreement.

      Section 24. Arbitration.

            (a) This paragraph concerns the resolution of any controversies or claims between any Guarantor and the Bank, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to: (i) this Guarantee Agreement (including any renewals, extensions or modifications); or (ii) any document related to this Guarantee Agreement (collectively a "Claim").

            (b) At the request of any Guarantor or the Bank, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U. S. Code) (the "Act"). The Act will apply even though this Guarantee Agreement provides that it is governed by the law of a specified state.

            (c) Arbitration proceedings will be determined in accordance with the Act, the applicable rules and procedures for the arbitration of disputes of JAMS or any successor thereof ("JAMS"), and the terms of this paragraph. In the event of any inconsistency, the terms of this paragraph shall control.

            (d) The arbitration shall be administered by JAMS and conducted in the State of New York. All Claims shall be determined by one arbitrator; however, if Claims exceed $5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within 90 days of the demand for arbitration and close within 90 days of commencement and the award of the arbitrator(s) shall be issued within 30 days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional 60 days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed and enforced.

            (e) The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. For purposes of the application of the statute of limitations, the service on JAMS under applicable JAMS rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitrable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this Agreement.

            (f) This paragraph does not limit the right of any Guarantor or the Bank to: (i) exercise self-help remedies, such as but not limited to, setoff;
(ii) initiate judicial or nonjudicial foreclosure against any real or personal property collateral; (iii) exercise any judicial or power of sale rights, or
(iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

            (g) The filing of a court action is not intended to constitute a waiver of the right of any Guarantor or the Bank, including the suing party, thereafter to require submittal of the Claim to arbitration.

      IN WITNESS WHEREOF, each Guarantor indicated below has duly executed this Guarantee Agreement as of the day and year first above written.


                              ATLANTIC RESEARCH  & CONSULTING, INC.


                              By: /s/ Peter Stone
                                  ---------------------------------------------
                                  Name: Peter Stone
                                  Title: Vice President and Assistant Secretary


                              SIGNIA PARTNERS INCORPORATED


                              By: /s/ Peter Stone
                                  ---------------------------------------------
                                  Name: Peter Stone
                                  Title: Vice President and Assistant Secretary


                              TTECH ACQUISITION CORP.


                              By: /s/ Peter Stone
                                  ---------------------------------------------
                                  Name: Peter Stone
                                  Title: Vice President and Assistant Secretary


                              GUIDELINE RESEARCH CORP.


                              By: /s/ Peter Stone
                                  ---------------------------------------------
                                  Name: Peter Stone
                                  Title: Vice President and Assistant Secretary

                              GUIDELINE/CHICAGO, INC.


                              By: /s/ Peter Stone
                                  ---------------------------------------------
                                  Name: Peter Stone
                                  Title: Vice President and Assistant Secretary


                              ADVANCED ANALYTICS, INC.


                              By: /s/ Peter Stone
                                  ---------------------------------------------
                                  Name: Peter Stone
                                  Title: Vice President and Assistant Secretary


                              TABLINE DATA SERVICES, INC.


                              By: /s/ Peter Stone
                                  ---------------------------------------------
                                  Name: Peter Stone
                                  Title: Vice President and Assistant Secretary